Supplement to:

                          Calvert Municipal Fund, Inc.
             California, National, Maryland and Virginia Portfolios
                                   Prospectus
                              dated April 30, 1998

                   Date of this Supplement: January 22, 1999

         Shareholders in the Calvert Municipal Fund, Inc. (the "Fund") portfolios are currently voting on various changes to the Fund, pursuant to a proxy statement mailed this week. Shareholders are being asked to vote to:

               elect the Fund's current Board of Trustees;

               approve changes to the investment restrictions to delete
              policies previously required by state law or which otherwise are not required to be fundamental, and to revise other restrictions;

               approve a new investment advisory agreement with Calvert Asset
              Management Company, Inc., the investment advisor; and

               ratify the current auditors, PricewaterhouseCoopers.

         Please be aware that discussion of these matters in the April 30, 1998 Prospectus and the Statement of Additional Information will be modified accordingly, depending on the outcome of the shareholder vote.